       October 2018  Analyst DayOctober 15, 2018  Customers Bancorp, Inc.

AGENDA

I. **Customers Bancorp: A brief history**
- Jay Sidhu, Chairman and CEO

II. **Positioning CUBI For the future**
- Jay Sidhu, Chairman and CEO

A. **Our view of the current banking environment**
B. **Current strategy to position CUBI for the future**
   a. Capital
   b. Core Deposit and Loan Growth Strategies and Results to Date
   c. Net Interest Margin Expansion Goals With Specific Tactics
   d. Profitability Improvement Strategies with ROA & ROTCE Targets
   e. Physical to digital revolution
   f. Risk Management & Corporate Governance - *Robert White, CRO; Mike DeTomasso, General Counsel*

III. **Business Line Update**

A. **CB Private & Commercial Banking**
- Dick Ehst, President & COO, Customers Bank

B. **Direct Digital Distribution Strategy**
- Jim Collins, CAO & President, Digital Direct Bank

C. **BankMobile**
-Luvleen Sidhu, President, BankMobile; Bob Savino, CPO, BankMobile; Paul Young, CFO, BankMobile
   a. 3 year goals
   b. Student and Disbursements Business
   c. White Label / BaaS Business Model
   d. Technology
   e. Strategy

IV. **Putting it All Together**
- Bob Ramsey, Director of Strategic Planning and Investor Relations

A. **What will CUBI look like in 3 years?**
B. **Impacts on Q3 2018**

V. **Q&A**

2

     A Brief History of Customers Bancorp  Jay Sidhu, Chairman & CEO  October 2018

CUSTOMERS BANCORP: A BRIEF HISTORY

Started CUBI in 2009 to clean up a failing bank and do FDIC assisted deals

1. **New Century bank had ~$250 million in assets**
   - Mostly non-core deposits
   - 5 branches
   - > 9% NPAs & 90+PD / Loans & REO
   - < 6% TCE
2. **Strategy: Acquire a banking platform at no cost, do FDIC assisted deals, use the platform to build a "branch lite" business and consumer bank**

Legacy NPAs Worked Down From 2009 through 2012


NPAs & 90PD / Total Loans & REO
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
NPAs & 90+PD
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
NPAs & 90PD / Total Loans & REO

Source: Company Data, SNL Financial

4

CUSTOMERS BANCORP: A BRIEF HISTORY (CONT.)

Started CUBI in 2009 to clean up a failing bank and do FDIC assisted deals

3. **Completed 2 FDIC assisted deals**
    - USA Bank in July 2010, ISN Bank in September 2010
    - Added ~$305 million in assets
    - Boosted equity with $40.3 million bargain purchase gain

4. **Results:**
    - Acquired a “bank platform” at a gain (capital created)
    - Built Bank by being opportunistic
    - Began implementing organic “opportunistic growth strategies”

Legacy NPAs Worked Down From 2009 through 2012



NPAs & 90PD / Total Loans & REO
NPAs & 90+PD
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
NPAs & 90PD / Total Loans & REO

Source: Company Data, SNL Financial

5

 OPPORTUNISTIC GROWTH STRATEGIES: WAREHOUSE LENDING  Developed Mortgage Warehouse BusinessRecruited a team in late 2009 from GE Capital / Banco PopularContinued to build out our infrastructureKey MetricsShort duration asset (<30 days)Collateralized, no credit losses to dateLoan yields today are above 5%Get non-interest bearing deposits equal to approximately 10% of loansStrong ROA profileMost profitable business in our bank      Period-End Mortgage Warehouse Balances                              $2,500$2,000$1,500$1,000$500  6  $-2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018Source: Company Data  Mortgage Warehouse Balances($ millions)

     OPPORTUNISTIC GROWTH STRATEGIES: BUILDOUT C&I BUSINESS  Started buildout of commercial lendingFocused on Single Point of Contact (“SPOC”) model“Branch Lite”Recruit teams who bring long-established client relationshipsWe have recruited 20+ teamsAccelerated with 2013 acquisition of New England team and loan portfolio from Flagstar BancorpOpened a few select denovo branches and 3 loan production offices to build a strong and unique presence in New York, New England, Pennsylvania/ New Jersey, Chicago and Washington, DC    7

     Opportunistic Strategies to Build Out C&I (CONT.)  Key Metrics1. 70% of loans reprice within 1 year  2. Loan yields today are right at 5%, but higher in equipment finance and healthcare niches  3. Require compensating deposit balances                          ($ millions)      Period-End C&I / Owner Occupied CRE Loans  2,000  1,800  1,600  1,400  1,200  1,000800  600  400  200  -  2009  2010 2011 2012  2016 2017 Q3 ‘18  2013 2014 2015Source: Company Data      C&I / Owner Occupied CRE LoanRepricing  2,0001,8001,6001,4001,2001,0008006004002000  Millions    Year 1    Year 2        C&I Loans  Year 4 Year 5    Year 3 Remaining Portfolio          9%  9%  70%                              8  Source: Company Data, as of August 31, 2018

 OPPORTUNISTIC GROWTH STRATEGIES: MULTIFAMILY  Built a great NYC focused Multifamily businessGoal was to build profitability and minimize volatility from mortgage warehouse with a foundation of stable, high quality assetsWhile we like the asset class, today the spreads are not attractive, interest rate risk is high, and so we are de- emphasizingKey MetricsPortfolio yield is below 4%, and relatively long duration assetsWe have stopped originating new loans given market rates only slightly above 4%Focus on metro New York apartments subject to rent regulationWe have never had a credit loss      Period-End Multifamily Loans      500  -  1,000  1,500  2,000  2,500  3,000  3,500  4,000  ($ millions)  9  2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3‘18Source: Company Data

     OPPORTUNISTIC GROWTH STRATEGIES: MULTIFAMILY (CONT.)  Built a great NYC focused Multifamily business  1. Goal was to build profitability and minimize volatility from mortgage warehouse with a foundation of stable, high quality assets  2. While we like the asset class, today the spreads are not attractive, interest rate risk is high, and so we are de- emphasizing  Key Metrics  1. Portfolio yield is below 4%, and relatively long duration assets  2. We have stopped originating new loans given market rates only slightly above 4%  3. Focus on metro New York apartments subject to rent regulation  4. We have never had a loss      Multifamily Loan Repricing                      4,0003,5003,0002,5002,0001,5001,0005000  Multifamily  Millions            Year 1  Year 3Year 5    Year 2  Year 4Remaining Portfolio          17%      22%      25%      18%      13%              56%  10  Source: Company Data, as of August 31, 2018

     OPPORTUNISTIC GROWTH STRATEGIES: OTHER CRE  Our commercial real estate portfolio has had steady growth and makes up approximately 14% of total loans.Key Metrics1. Portfolio yield is just over 4%  2. Underwriting focused on conservative loan / values and debt service coverage ratios      Period-End NOO CRE Loans  11    Q3 18  Source: Company Data

     OPPORTUNISTIC GROWTH STRATEGIES: OTHER CRE (CONT.)  Our commercial real estate portfolio has had steady growth and makes up approximately 14% of total loans.Key MetricsPortfolio yield is just over 4%Underwriting focused on conservative loan / values and debt service coverage ratios      NOO CRE Loan Repricing    12  Source: Company Data, as of August 31, 2018

OPPORTUNISTIC GROWTH STRATEGIES: BANKMOBILE

Recognizing the changing consumer behavior and advent of mobile technology, we launched BankMobile in 2016.

Today BankMobile has:

1. **1.0 million active customers**
2. **726 campuses serviced**
3. **$31 million YTD (9/30/18) non-interest revenues**
4. **$732 million (9/30/18) of demand deposits**
5. **We will launch our first White Label partnership in Q4 2018**


FITC 2017
YOUR MOTHER WAS RIGHT
IX

13

     OPPORTUNISTIC GROWTH STRATEGIES: DIGITAL DIRECT BANKING  Launched a new digital platform in late June, which has had steady growth.  Key Metrics  1. Digital offering for high income / high net worth individuals      Period-End Online Deposits      $-  14  $50  $100  $150  $200  $250  Jun ‘18  Jul ‘18Source: Company Data  Aug ‘18  Sep ‘18  $ in Millions

                         Launched in late 2009  15  Launched in Q3 2018  Launched in mid-2016  CUSTOMERS TODAY: 3 DISTINCT DIVISIONS

     Our View of the Current Banking Environment  October 2018

     BRANCHES ARE IN DECLINE  Nationally, branches are in decline  1. Our branch-lite strategy is to enter new markets with LPOs  2. We plan to follow with a limited number of new branches added to our private banking offices over next 2-3 years  3. Currently in 5 markets (New York, New England, Pennsylvania / New Jersey, Chicago, and DC). We do not envision entering any new geographies over next 2-3 years                                                                  80,999  99,550  80,053  50,000  60,000  70,000  80,000  90,000  100,000  110,000                                                          14 year CAGR: +1.4%  9 year CAGR: -1.4%Total Decline: -12%  TODAY88,063  Est CAGR: -1.4%        Total Number of Bank and Thrift Offices  17  Source: FDIC Summary of Deposits; Company estimates

     RATES ARE ON THE RISE  The Fed has raised short-term rates 200 bps since late 2015. The consensus view is for another increase this year (4 total) and 2-3 more increases in 2019, but the Federal Reserve’s Dot Plot suggests it could be more.                                                        2.2502.0001.7501.500  2.500  2.750  3.000  3.250  3.500                                                            Market Expectations    FOMC Projections      Fed Funds Expectations  18

         Recession Dashboard  Source: Second Curve, Jonathan Golub, Credit Suisse; “S&P 500 to 3,350,” 10/4/18; BLS, Haver Analytics, Credit Suisse    WHEN IS THE NEXT RECESSION COMING?  We know a recession will come, but are wegetting close?  19

     WHEN IS THE NEXT RECESSION COMING?  While a recession will come eventually, it seems that the economy is strong and the near-term likelihood of a recession is low.  20  Source: NY Federal Reserve      New York Fed Probability of Recession in Next 12 Months                                                                                                                                                                    50%45%40%35%30%25%20%15%10%5%0%  1-Jan-901-Nov-901-Sep-911-Jul-921-May-931-Mar-941-Jan-951-Nov-951-Sep-961-Jul-971-May-981-Mar-991-Jan-001-Nov-001-Sep-011-Jul-021-May-031-Mar-041-Jan-051-Nov-051-Sep-061-Jul-071-May-081-Mar-091-Jan-101-Nov-101-Sep-111-Jul-121-May-131-Mar-141-Jan-151-Nov-151-Sep-161-Jul-171-May-18    Reession Probability    Recession    Recession Probability

STRATEGIES TO MANAGE IN THIS ENVIRONMENT

Our Strategies

1. **Continue to take advantage of our unique lower distribution costs with emphasis on digitizing the entire bank, build on our branch lite model, with positive operating leverage**

2. **Focus on strategies for significant deposit growth at a lower cost; continue to be laser focused on risk management**

3. **Manage the balance sheet for higher rates, but also evaluate the risks of lower rates**

4. **Acquisitions can add value, but need to be both financial and strategic in this environment**

    - We are focused on organic growth

    - Would consider acquisitions selectively of solid teams in high growth markets if opportunities presented themselves at the right price.

    - We will leverage existing strategies (CB Private & Commercial, CB Direct, BankMobile) to find short-term and long-term value where others don't see it.

21

 WHAT’S NEXT?HIGHLIGHTS OF OUR 3 YEAR PLAN  22  Our spin-merge plans are on hold, we expect to keep BankMobile for the next 2-3 years.Decision reflects complications with regulatory process for spin/merge, and the value we expect from the launch of our first White Label partnerBankMobile’s future is bright, its new “White Label” partnership is expected to be launched soon and we are excited about its prospects as part of Customers BancorpWe will continue to annually evaluate the best option for BankMobile  We will stay below $10 billion in assets while growing our core businesses.We will continue to grow our 3 core businesses: CB Private and Commercial Banking, CB Digital Direct Banking, and BankMobileOther non-core, areas will decline to make space, namely Multifamily and high rate non-core deposits and borrowings

 WHAT’S NEXT?HIGHLIGHTS OF OUR 3 YEAR PLAN (Cont.)  23  We will strengthen our balance sheet and improve proﬁtability1. With a smaller balance sheet and BankMobile’s core deposit growth, we expect to significantly improve our funding mix, deposit cost, net interest margin, liquidity, capital ratios, and profitability  We will focus on digitization of the bank and serving our customersWithin 3-5 years, we aspire to become a bank with an ROA of 1.25%+, TCE ratio>7.0%, a strong core deposit franchise and very unique “Bank of Future” strategies, improving franchise value.

     Our Strategy to Position CUBI for the Future  October 2018

       1. Focus on the digitization of all three operating lines of business  2. Continue to build “CB Private and Commercial Banking,” “Direct Digital Bank,” and BankMobile while deemphasizing non-core businesses  Embrace a virtuous competitive cycleDifferentiation must be based on delivery of service and measurable client satisfactionNew pricing models, with bundling, and personalized products, specifically for the consumer  Pricing that is aligned with value to the client  •Traditional banks will be unable to do this due to heavy cost of distribution networks  6. Build out BaaS (Banking as a Service). Intermediaries are very critical for success in a digital world    25  Overall Strategies to Position for the Future  Our High Level Strategies

     CONSOLIDATED BANCORP CAPITAL  We target a Tangible Common Equity Ratio Greater than 7% and expect to be around 7.5% by year-end.  1. Today we have more preferred equity than peers, meaning that while CET1 and TCE ratios are narrower than peers, other regulatory capital ratios are closer. At the right price, we could call preferred and/or replace with common in an EPS accretive transaction once preferred can be called.  2. Tangible Common Equity / Tangible Assets is not a regulatory capital measure, but we understand it is important to equity investors and so we target a ratio above 7%. We expect that we will be there by year- end.  3. Share repurchases would be an accretive option. Our Board will visit this issue on a regular basis.        26                                                          10.5%  9.5%  8.5%  7.5%  Q3 '17  Q4 '17  Q1 '18  Q2 '18  Q4 '18Forecast  Consolidated Bancorp - Tier 1 Leverage        Customers Bancorp, Inc.  Target - 9%                                                        11.0%  9.0%  7.0%  Q3 '17  Q4 '17  Q1 '18 Q2 '18Customers Bancorp, Inc.  Q4 '18Forecast  Consolidated Bancorp - CET 1  Target – 9%                                                        10.0%  8.0%  6.0%  Q3 '17  Q4 '17  Q1 '18  Q2 '18  Q3 '18Estimate  Q4 '18Forecast  Consolidated Bancorp - TCE / TA*        Customers Bancorp, Inc.  Target - 7%  *TCE/TA is a non-GAAP measure, calculated as GAAP total shareholders equity less preferred stock and goodwill and other intangibles, divided by total assets less goodwill and other intangibles.All Q3 2018 ratios are estimates  Q3 ‘18Estimate  Q3 ‘18Estimate

CONSOLIDATED BANCORP CAPITAL (Cont.)

We target a Tangible Common Equity Ratio Greater than 7% and expect to be around 7.5% by year-end.

1. **Today we have more preferred equity than peers, meaning that while CET1 and TCE ratios are narrower than peers, other regulatory capital ratios are closer. At the right price, we could call preferred and/or replace with common in an EPS accretive transaction once preferred can be called.**

2. **Tangible Common Equity / Tangible Assets is not a regulatory capital measure, but we understand it is important to equity investors and so we target a ratio above 7%. We expect that we will be there by year-end.**

3. **Share repurchases would be an accretive option. Our Board will visit this issue on a regular basis.**



Consolidated Bancorp - Tier 1 Risk Based
12.5%
10.5%
8.5%
Target – 11%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18 Estimate
Q4 '18 Forecast
Customers Bancorp, Inc.



Consolidated Bancorp - Total Risk Based
16.5%
14.5%
12.5%
10.5%
Target - 13%
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18 Estimate
Q4 '18 Forecast
Customers Bancorp, Inc.

All Q3 2018 ratios are estimates

27

     BANK CAPITAL                                                                10.5% 9.5%8.5%7.5%  Q3 '17  Q4 '17 Q1 '18  Q2 '18  Q4 '18Forecast  Bank - Tier 1 Leverage            Customers Bank   Target - 9%                                                                  14.0%12.0%10.0% 8.0%  Q3 '17  Q4 '17  Q1 '18  Q2 '18  Q4 '18Forecast  Peer Average - BankBank - CET 1            Target - 9%                                                                  13.5%  11.5%  9.5%  Q3 '17  Q4 '17  Q1 '18  Q2 '18  Q4 '18Forecast  Peer Average - Bank Customers BankBank - Tier 1 Risk Based            Target - 11%                                                    16.5%14.5%12.5%10.5%  Q3 '17  Q4 '17  Q1 '18  Q2 '18  Q4 '18Forecast  Bank - Total Risk Based      Peer Average - Bank        Customers Bank   Target – 13%                                                                  12.0%  10.0%  8.0%   6.0%  Q3 '17  Q4 '17  Q1 '18  Q2 '18  Q4 '18Forecast  Bank - TCE / TA*      Peer Average - Bank        Customers Bank  Target - 7%  28  Peer Average - Bank Customers Bank*TCE/TA is a non-GAAP measure, calculated as GAAP total shareholders equity less preferred stock and goodwill and other intangibles, divided by total assets less goodwill and other intangibles. All Q3 2018 ratios are estimates  Q3 '18Estimate  Q3 '18Estimate  Q3 '18Estimate  Q3 '18Estimate  Q3 '18Estimate

                             $10.62  $22.80  $5.00  $10.00  $15.00  $20.00  $25.00  Tangible Book Value1    $-  2009Q42  2010Q42  2011Q42  2012Q42  2015Q4  2016Q4  2017Q4  2013Q42 2014Q4Tangible Book Value    9% CAGR      TBV Growth  A FOCUS ON GROWING TBVCUBI is currently tradingbelow TBV!  29  1Tangible book value (TBV) is a non-GAAP measure, calculated as GAAP total shareholders equity less preferred stock and goodwill and other intangibles, divided by common shares outstanding at period end.2Per share amounts have been adjusted to reflect the 10% stock dividend declared on May 15th 2014 and issued on June 30th 2014 Q3 2018 TBV is an estimate  Source: Company Data, SNL Financial  2018Q3Estimate

SPECIFIC STRATEGIES: CORE DEPOSITS GROWTH

We are targeting a stronger mix of core deposit funding.

Q3 Trends:

1. Strong deposit growth of $1.2B just in Q3 2018 resulted from deliberate efforts to grow now to build up deposits ahead of future rate hikes, which was reflected in a large Q3 deposit beta. Deposit beta should be lower in Q4 and will benefit in 2019 as BankMobile's White Label partnership takes off.

2. Today, bank borrowings are only about $0.4 billion down $500 million from $0.9 billion at September 30, 2018

30

SPECIFIC STRATEGIES: CORE DEPOSITS GROWTH (Cont.)

We are targeting a stronger mix of core deposit funding.

Q4 2018, 2019, and beyond

1. BankMobile is expected to contribute at least $500M of low cost deposit growth annually starting in 2019
2. We currently have just over $700M of deposits with a cost over 2.5% which we plan to run off and replace with low cost deposits
3. Digital direct to consumer deposit channel – we target over $350M by year-end
4. Other franchise deposit growth will continue – could be another $250 million+ during Q4 2018
5. Smaller balance sheet reduces need for non-core institutional and municipal funding
6. We will continue to challenge business units to grow lower cost core deposits

31

       SPECIFIC STRATEGY: CORE LOAN GROWTHWe are targeting a stronger mix of higher yielding loans.  As we maintain a $10 billion balance sheet, the focus will be on growing our best portfolios (fund C&I and consumer loan growth with Multifamily runoff).                                                                                                            $0.6  $0.9  $1.0  $1.3  $1.3  $1.3  $1.1  $2.3  $2.9  $3.2  $3.6  $3.5  $1.3  $2.1  $2.9  $3.5  $3.4  $3.4  $0.3  $0.4  $0.4  $0.6  4.26%  3.88%  3.76%  3.81%$0.3  3.98%$0.3  4.38%  5.0%4.5%4.0%3.5%3.0%2.5%2.0%1.5%1.0%0.5%0.0%  $0  $2  $4  $6  $8  $10  $12  2013  2014  2015  2016  2017 Q2 2018  Yield on Loans  Loans ($ in Billions)    Non-Owner Occupied CRE    Mult i Family l oans    Commer cial      Consumer & Residenti al Yield on LoansSource: Company Data      Loan Growth  32

 SPECIFIC STRATEGY: STRONGER LIQUIDITY FROM CORE DEPOSIT & LOAN GROWTH    1. With very strong deposit growth in Q3, our core loan to deposit ratio is now down to 84%  2. We view mortgage warehouse business as a better option to holding liquid investments      103%  84%  20%  40%  60%  80%  100%  120%  140%    Total Loans /Deposits    0% 2013 2014 2015 2016 2017 Q3 2018  33  Loans Ex. Warehouse / Deposits  Warehouse loans are classified as “held for sale”.Source: Company Data

SPECIFIC STRATEGY: NIM EXPANSION GOALS

Our long-term NIM target is 2.75%+; it will take 12-18 months to get there through remixing our balance sheet

Q3 NIM remained under pressure

1. Robust core deposit growth in Q3 reflected our focus on building a base prior to future Fed rate increases; however, was reflected in higher deposit and borrowing costs (our deposit beta in Q3 was approximately 100%)

2. Approximately 4-5 bps reduction from lower prepayments

3. 4-5 bps pressure from mortgage warehouse seasonally lower balances

4. A couple bps pressure from cash buildup given late August securities sale

… but we expect this to be a trough
We expect to be at our goal by the end of 2019 given:

1. August securities sale (we sold approximately $495 million in late August with a yield of 2.67%)

2. October exit of borrowings ($500M at 2.85% cost)

3. Asset mix shift away from Multifamily

4. Core deposit growth, particularly BankMobile non-interest bearing deposits will accelerate

34

NIM EXPANSION STRATEGIES

Our long-term NIM target is 2.75%+. It will take 12-18 months to get there through remixing our balance sheet

We are reducing our exposure to lower yielding assets while emphasizing C&I lending

Multifamily lending

- *Expect Multifamily loan balances to end 2018 around $3.3B, and to continue to trend lower over time.*
- We like the asset class, but not the spreads today. We expect to always maintain around $1 billion or 10% of assets
- We have been incentivizing loans to refinance off our balance sheet
- Will explore opportunities to securitize in the future – it would make sense to monetize our relationships and experience to generate fee income. It will likely take us 6-12 months to evaluate this option.

We are also increasing our exposure to higher yielding assets and diversifying our loan portfolio

Consumer lending

- We will add high quality consumer loans to our balance sheet
- We will limit consumer loans to 15% to 20% of our total balance sheet – our goal is to remain predominantly a small business bank
- We will not do subprime lending

35

NIM EXPANSION STRATEGIES

We recently sold securities and used the proceeds to repay borrowings

Securities Portfolio

- At the end of August, we sold $495 million of securities with a yield of 2.67% and a weighted average life of 7 years, at an after-tax loss of $14.2M
- Today, our pre-tax loss would have been ~$10 million higher
- Proceeds were used to repay borrowings in early October with a weighted average cost of 2.85%

Our view on securities

- In the current environment, we don't like the risk / return of a traditional MBS / CMBS securities portfolio – yields are just too low and duration risk is high
- We consider our mortgage warehouse business, which would liquidate quickly in a crisis as an alternate source of liquidity.
- Our Multifamily portfolio is another high quality asset with significantly better yields than securities
  - Other banks have been replacing securities with loans; you can expect us to replace Multifamily loans with higher yielding loans

Our view on New York Multifamily Loans

- We like the asset class; we just don't like the competitive pricing pressure and risk from a flatter yield curve
- We will keep about 10% of our assets in high quality Multifamily loans

36

NIM EXPANSION STRATEGIES

Our long-term NIM target is 2.75%+. It will take 12-18 months to get there through remixing our balance sheet

YTD Deposit Growth



Billions
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
CDs, $1.9
MMKT / Savings, $3.3
Demand, $1.6
CDs, $2.4
MMKT / Savings, $3.9
Demand, $2.2
+25%
+19%
+38%
Q4 2017
Q3 2018
Demand
MMKT / Savings
CDs

We are improving our funding mix as we replace higher cost funding with lower cost core deposits from BankMobile, our Digital Direct Bank, and core business units

Source: Company Data

37

     NIM DIRECTION OF THE INDUSTRY    Industry NIM is under secular pressure  We are improving our funding mix as we replace higher cost funding with lower cost core deposits from BankMobile, our Digital Direct Bank, and core business units  •  We are working to expand our NIM, in contrast with broader industry trends. You will see lower deposit betas and higher loan betas.      NIM of All US Commercial Banks                                  3.15%    0.00%  3.00%  6.00%  1991  1992  1993  1994  1995  1996  1997  1998  1999  20  00  2001  2002  2003  2004  2005  2006  2007  2008 E  2009 E  2010 E  2011 E  2012 E  2013 E  2014 E  2015 E  2016 E  2017 E  2018 E  2019 E  2020 E      NIM Linear (NIM)Source: FDIC Quarterly Banking Profile, SNL Financial, Company Data  38

OUR STRATEGY: IMPROVE PROFITABILITY

We target an ROAA of 1.25% + over a 3-5 year period

1. Target top quartile of peer group – today that equates to 1.17%, but we know it is headed higher

2. We expect that the shift in asset and funding mix will drive a wider NIM at the core banking operations

3. As BankMobile's growth accelerates, it has ROA potential that is greater than Customers Bank, given significant non- interest bearing deposit balances and fee income. The shift from BankMobile as a drag to BankMobile as a lift, which is expected to begin in mid-2019, should raise consolidated profitability

4. We will remained focused on expense control and positive operating leverage

5. We will also look for opportunities to grow fee income. Expect to enter wealth management by 12/31/19

6. All these factors should push consolidated ROAA and ROTCE higher and efficiency lower

7. Our ROAA target and capital targets equate to a double digit ROTCE

8. We will consider capital deployment through share repurchases and redeeming preferred stock

39

     OUR STRATEGY: IMPROVE PROFITABILITY  40  With a cap on balance sheet size, we are looking very closely at costsWe expect to have deminimus growth in CB Private and Commercial banking expenseGrowth in costs at the digital bank and BankMobile will be tied to their growing contributionConsolidated efficiency should move lower as our first White Label partner comes online and BankMobile begins to have a more meaningful contribution to the overall business

     OUR STRATEGY: DIGITAL FOCUS  We will continue to be a leader in the industry’s shift to digital  There is a major initiative throughout the company to digitize not only the front end but the entire operation that supports the front endWe hold quarterly discussions with our tech partners at FIS to see how to partner with them to achieve our goalsConsistent with our view of a virtuous cycle, of improving costs, customer experience and revenues, all simultaneouslyWe want to be in the business of providing customized customer experiences, but we are not there yetUse of machine learning and artificial intelligencewill help us to make intelligent, and quicker decisionsWe will partner with FinTech companies where we can to be sure we can have the same capabilities as bigger banks without their technology budgets    41

     RISK MANAGEMENT IS ALWAYS A FOCUS  CUBI has been focused from the very beginning on risk management and corporate governanceWe consider risk management a critical functionOver 90 full time employees are dedicated to risk managementThe Board is actively engaged with top management in setting risk focused culture and detailed oversightBoard level risk committee meeting each monthWe hold two annual offsite risk summitsWe learned from fair lending issues and HigherOne’s mistakes    42

 RISK MANAGEMENT IS ALWAYS A FOCUS    43

   RISK MANAGEMENT IS ALWAYS A FOCUS  44

 Business Line Update  Dick Ehst, President & COO  October 2018

   46

   OUR STRATEGY: IMPROVE PROFITABILITY  47  Single point of contact“We are a bank of 25 teams of highly-experienced and well-compensated professionals who own the customer experience for both loans and deposits, and are devoted to delivering the entire bank to the customer, with certainty of execution.”

   Profit & LossVariable Compensation Model  48  Operating ModelDelivering the entire bank to the client  Single Point Of Contact  Interest AlignmentAligns the interests of shareholders, management, regulators & team members.  The Value & Power of SPOC

                                                                           HQLPBO (Private Banking Offices) BranchesWarehouse Lending Commercial Finance                    CB PRIVATE & COMMERCIAL BANKING FOOTPRINT  49

   The CB Private & Commercial Banking Team  50  “Branch Lite” – meeting customers where they are located, not in a branch.580 total Team Members36% are client facing64% are executive, corporate, operations, risk & compliance support32 work remotely, 548 spread across 32 locations98% retention rate73% of new hires come as referrals from existing team membersIncreasing the use of technology to work smarter, with distributed systems and collaboration with a focus on digitizing operations.

 51    Cost of Funds  9/30/2018Balance  2019 Yr End Goal  Metro New York  1.84%  $2,224  $3,150  New England  1.22%  $146  $300  PA/NJ  1.59%  $2,349  $2,800  TOTAL  1.70%(weighted average)  $4,719    Deposit Generation by Teams & Cost of Funds  All divisions of the bank are committed to deposit gathering.The divisions have aggressive but achievable goals.

DEPOSIT GATHERING

1. **Offering new products including 1.5% business checking.**
   - $100 million deposits through this product YTD.
2. **Hiring deposit teams.**
   - Team hired for Global Funding in Wyomissing.
   - Team hired for Philadelphia, New Jersey, Chicago and D.C.
   - New teams being interviewed for New England.
   - Looking at additional teams in Metro NYC.
3. **Warehouse Lending opportunity for significant deposit generation**
   - ~$300 million in 2019
4. **Seeking compensating balances**
   - PA/NJ hitting nearly 20%; others are 10% or less.

52

 C&I OPPORTUNITIES    1. Focusing on core industries:  53  Manufacturing & ServiceReal EstateFinanceHealthcareHospitality & Food Services2. Keeping an eye on margins – 2.75% minimum; 3.0% target  3. Expanding in Philadelphia, Chicago and Washington, D.C. with new teams with strong expectations for performance:  New York 2019 net loan goalPA/NJ 2019 net loan goalNE 2019 net loan goal  $125 MM$300 MM (includes SBA)$300 MM$725 Million

 COMMERCIAL REAL ESTATE  Reaching 420% of total risk based capital (down from nearly 600%) is good but the total CRE will be reduced further, aiming for the 300% guideline in 2019.The Multifamily portfolio will be at or below $3.3 billion by 12/31/2018 and down by about 70% - 75%, to about $1 billion, within 3 years.    Portfolio  Exposure  Avg Loan Size  % TRBC  Multifamily  $3,500,000  $6,700  311%  Investment CRE  $1,000,000  $1,100  89%  Construction & Land Development  $220,000  $1,000  20%  TOTAL  $4,720,000    420%  Approximation at 9/30/2018 ($000s)        54  Commercial Real Estate (CRE) portfolio is about $4.72 billion at 9/30/2018. The portfolio components are:

SBA OPPORTUNITIES

SBA Preferred Lender:

CONCENTRATION ON VERTICALS:

1. Hospitality, Medical/veterinary practices, Plaintiffs' attorneys
2. Hired 3 new BDOs w/experience in these verticals, for total of 13 BDOs
3. Strong use of digital and content marketing

GREAT CUSTOMER SERVICE:

1. Close within 45 days
2. Concierge lending with 48-hour approvals
3. Elimination of 3rd party lender service

Forecast 2018	***$100 million origination***
Current pipeline	***$74 million***
Forecast 2018 total SBA income	***$6 million***
Goal for 2019	***$150 million origination***
Forecast 2019 total SBA income	***$ ~8 million***


12018150

55

 COMMERCIAL LEASING OPPORTUNITIES    1. National footprint  56  Did business in 24 states in 20182. YTD September 2018 volume of $120 million through 119 contracts  3. $90 million of contracts are concentrated in four industry sectors:  Transportation – primarily truck fleetsConstruction equipmentMotor coach equipmentPackaging & plastics equipment

 BANKING MORTGAGECOMPANIES (WAREHOUSE LENDING)    1. Year-end 2018 balance is forecasted to be between $1.3 billion and $1.5 billion  57  2. YTD September 2018 mortgage warehouse volume was $20.6 billion  3. We serve 62 mortgage banking clients  4. Looking ahead, CB Private & Commercial Bank for mortgage companies typically trends with national volume forecast.  Mortgage Bankers Association Future Volume Forecast (9/19/2018)  ••••  2017 actual volume: $1.71 trillion 2018 forecasted: $1.606 trillion 2019 forecasted: $1.592 trillion 2020 forecasted: $1.63 trillion

 1  NEW PRODUCT INTRODUCTIONS  Nationwide LockboxA highly portable, flexible and scalable approach to retail and wholesale lockbox processing.Electronic Bill Presentment and Payment with Debit / Credit CardsGives commercial clients the ability to quickly and easily present summary statements online and allow their consumers to make payments electronically with Debit or Credit Cards.Electronic Bill Presentment and Payment with ACH Direct DebitGives commercial clients the ability to quickly and easily present summary statements online and allow their consumers to make payments electronically via ACH Debit.        58

NEW PRODUCT INTRODUCTIONS

REMOTE PAYMENT CONCENTRATION

An automated eLockbox solution for collecting bill payments made by consumers at online bill payment sites.

REMOTE CAPTURE WITH LOCKBOX

Allows commercial clients to use a web-connected PC and desktop scanner to capture payments and transmit them into a lockbox.

HEALTHCARE LOCKBOX

Streamlines healthcare receivable using a lockbox specifically designed for the industry, converting paper EOBs to ANSI 835 files for direct posting into the billing system.

TAX ESCROW

Helps the bank maintain control of escrowed funds while eliminating the time spent coordinating these efforts.

59

 CREDIT PROCESS  Loans with aggregate exposure of < or = $1.0MM    Directed to centralized Small Business Lending Group where they are underwritten and decisioned through a well-established and proven scoring system that has a well-defined conservative product line with limited to no deviations. Dedicated SBA Credit Officer with dual signatures including the SBA Loan Officer on every SBA loan approval.  60  Loans with aggregate exposure > $1.0MM but< or = $20.0MMUnderwritten by the Bank’s Credit Department and approved on a joint signature basis as outlined in the Loan Policy. A Credit Officer approval is required for every loan.

 LOANS WITH AGGREGATE EXPOSURE > $20.0MM  Underwritten by the Bank’s Credit Department and approved by the applicable Loan Committee. Each loan committee has at least 8 voting members with at least 4 Credit Officers and 4 Line of Business Leaders so they are well diversified and meet weekly.  CONSUMER AND MORTGAGE LOANSUnderwritten and decisioned in a centralized department with standard product parameters (i.e. terms and conditions). If the loan exceeds $1.5MM additional approval from a Loan Committee designated Bank Officer is required.  CREDIT PROCESS(CONT.)    61

 Business Line Update Direct Digital Distribution Channel  Jim Collins, Chief Administrative Officer  October 2018

FOUR PILLARS OF DIGITAL TRANSFORMATION

1. Reinvent the Customer Journey
2. Leverage the Power of Data
3. Redefine the Operating Model
4. Build a Digital Driven Organization

Source: https://thefinancialbrand.com/71733/four-pillars-of-digital-transformation-banking-strategy/

63

CUSTOMERS BANK DIGITAL SCOPE

Digital-first products, positioning and marketing are no longer "special projects", but core drivers of growth, revenue, product differentiation and customer loyalty.

Our digital strategy has encouraged us to bake digital-first thinking into our core business, from Sales, Marketing, Product Management, all the way through Customer Care and Operations.

Product Management

digital accounts, online banking, mobile apps, digital account origination, loan underwriting, fraud & CIP tools, SLAs, KPIs, reporting

Customer Care

1st tier contact center management, escalations and CUBI Digital Banking Support Team (2nd tier), email, maintenance tickets, monitoring net promoter score

Operations & Vendor Management

deposit operations, fraud and loss prevention, web/mobile/IoT banking, account origination/onboarding, behavioral and velocity analysis, tools

Product Discovery & Sales

competitive analysis, social media, outbound communications, BankRate, SEO, Google, online ads, HB&M, click-through optimization, CUBI/other websites

64

EXAMPLE OF LEADING TECHNOLOGY ADOPTION

1. Digital Account Creation (FIS IBS)
2. Sales Pipeline Management (Salesforce Sales Cloud)
3. Campaign Management and Customer Email Journeys (Salesforce Marketing Cloud)
4. Case Management (Salesforce Service Cloud)
5. AI Experimentation (Salesforce Einstein)
6. Custom Developed Solutions (Salesforce Platform)
7. Commercial Loan Origination (nCino bank operating system)
8. Vendor Solutions (Salesforce AppExchange)
9. Digital Workforce (Microsoft O365 suite of products)
10. Data Analytics & Reporting (Data Warehouse & Qlikview)

65

Digitization of our ecosystem

Digital Banking Customer Care

Provides online and mobile banking support to all CUBI customers (not just Digital Customers).

Digital Deposit Operations

1. The Deposit Operations team processes maintenance requests via tools used by Tier 1 and Tier 2 customer service.
2. They perform 'money movement' functions, including check handling and review, and special tasks like external account ownership validation.
3. Manage and implement deposit holds policy.
4. Manage and implement new accounts.

Digital Banking Loss Prevention & Investigations

1. LP&I performs normal account investigations due to fraudulent behavior, suspect behavior, information from other financial institutions, as well as full documentation of cases and account closures.
2. LP&I also provides automated re-scoring for new account fraud using modern and digitally-focused tools sourced from third-parties and built in-house.

Digital Marketing

1. Customers Bank Digital has a marketing project team that includes dedicated personnel and our external agency (HB&M) marketing support.
2. Tasks include collateral creation, websites, SEO, management of digital marketing spend, click-through rate analysis, conversion analysis, and geo-location target marketing planning.

66

 CURRENT STRATEGY    Target MarketHigh Net Worth, Income, and best customers of traditional banks across the USFocusTo attract nationwide deposits, begin to build long term sustainable relationships with this digital customer base, and build brand awareness in the nationwide digital communityDifferentiationOur target market creates a differentiation strategyThe use of a combination of leading technology applications enables us to create a different customer journey and create a memorable experience  67

 CUSTOMERS DIRECT - DIGITAL BRAND      Customers Bank Bonus Checking and Ascent MMSA were launched with a slightly bolder color scheme, a digital “twist”.Customers Bank Digital’s brand and positioning strategy leverages the current brand, but appeals to digital-first, retail customers.Customers Bank Digital’s brand is confluent with Customers Bank’s image, minimally disruptive to commercial business and customers, and also supports the Customers Bank brand and values.  68

DIGITAL PRODUCTS: ASCENT MMSA

1. Money Market Savings Account – Liquidity
2. Currently 2.25% APY
3. $25,000 minimum balance to earn interest
4. No fees, external incoming wire fees refunded
5. Marketing Promotion via multiple media outlets
6. Launched July 1, 2018
7. Current Stats (as of Oct 6, 2018):
   - Total customers: 2,038
   - Total deposits: $254,031,539
   - All development costs have been expensed

69

 ASCENT MMSA: 12 WEEKS OF NATION-WIDE SALES SUCCESS          As of October 04, 2018                70

 Age Range  %  23 - 27  1%  28 - 35  7%  36 - 45  16%  46 - 54  20%  55 - 65  32%  Over 66  24%  ASCENT MONEY MARKET  Top Markets Demographics1. CA – 25%2. FL – 15%3. NY – 11%4. TX – 10%5. NJ – 6%    71

FIELD NOTES®
48-Page Memo Book
Durable Materials / Made in the U.S.A.
NEWQUAY
TRURO
REDRUTH
FALMOUTH

ON THE ROADMAP

Customers Bank Convenience Checking

1. Digital re-launch, targeted at Ascent MMSA customers and new customers
2. No minimum balance
3. No ATM fees with an average total balance of $5,000
4. Checks, debit cards, web/mobile banking with Apple and Samsung pay digital wallets
5. MRDC, bill-pay, text alerts, FIS People Pay, stop check

Customers Bank Online CDs

1. Highly attractive rates via digital-only sales channels
2. Current plan is for 4 CD time-based and rate variations, to meet varying consumer needs

72

FIELD NOTES®
48-Page Memo Book
Durable Materials / Made in the U.S.A.
NEWQUAY
TRURO
REDRUTH
FALMOUTH
Penryn
Falmouth Bay

ON THE ROADMAP (CONT.)

Customers Bank Goal Savings

1. **Digital-first savings account at a highly competitive rate**

2. **Innovative online savings tools embedded, including weekly savings auto-sweep (combined with Convenience Checking), online savings goal planner, savings goals and activities alerts (email, text) and an interactive savings calculator.**

Home Equity, Mortgage, & Credit Card Offerings

Build a multibillion dollar deposit and loan consumer digital channel within 3-5 years

73

Business Line Update: BankMobile

Jay Sidhu, Customers Chairman & CEO
Luvleen Sidhu, BankMobile President
Bob Savino, BankMobile Chief Product Officer
Bob Diegel, BankMobile COO
Paul Young, BankMobile CFO

Customers Bancorp, Inc.

October 2018

 75  OUR B2B2C (BUSINESS TO BUSINESS TO CONSUMER) BUSINESS  As you have heard, we are putting our spin-merge plans on hold. Keeping BankMobile for the next 2-3 years is aligned with our strategy to focus on balance sheet mix, capital, and profitability with a balance sheet below $10 billionWe intend to benefit from 2-3 years of growth from our first White Label PartnerOur first White Label partnership has taken a long time to develop - over 2 yearsWe are very excited about disrupting the banking industry

   OUR B2B2C (BUSINESS TO BUSINESS TO CONSUMER) BUSINESS  76  In coming weeks, we will launch a product with:A major national brandSignificant digital distributionVery competitive bank account product offeringsVery easy to open accounts digitallySubstantial subscription model benefitsA win / win / win for us, our partner, and the consumer  T-Mobile partnership

     BankMobile Update  Luvleen Sidhu, President Bob Savino, CTO & CPOBob Diegel, BankMobile COO Paul Young, CFO  October 2018

What we will be covering today

1. How changing trends are creating unique opportunities for a mobile first digital distribution strategy
2. What is BankMobile's strategy? Why is it unique and cannot be easily copied?
3. Critical success factors for BankMobile
4. Status of the student business
5. "Bank as a Service" Model an our unique technology
6. 3 year growth goals
7. Where are we heading?

78

TRADITIONAL BANKS HAVE BEEN SLOW TO ADDRESS CHANGING CONSUMER NEEDS AND ABANDON INEFFICIENT BRANCH MODEL . . .

1. **Customers are 3x more likely to use mobile banking than to visit a bank branch[(1)]**
2. **Banks on average open ONLY 1 net new checking account per branch per week – very inefficient model[(2)]**
3. **~40% of millennials would consider banking with a branchless bank[(3)]**
4. **Consumers are now interacting with their banks more through mobile devices than any other channel[(4)]**
5. **Digital banks are expected to provide access to affordable banking to millions of Americans, resulting in eventually disrupting the traditional banking revenues significantly**
6. **Over 10% of the consumer banking revenues expected to come from digital banking models in 2020 versus only 1% today[(3)]**
7. **BankMobile provides better products than traditional banks offer, but with no brick and mortar branches[(5)] and few fees.**

(1) Board of Governors of the Federal Reserve, "Consumer and Mobile Financial Services 2016", March 2016. Survey results indicate people who visited a bank branch averaged 2.9 visits per month compared to people who used online banking averaged 9.0 uses in the last month.
(2) "The Cornerstone Performance Report: Benchmarks and Best Practices for Mid-Size Banks," 2014
(3) Accenture, "The Digital Disruption in Banking: Demons, demands, and dividends," 2014
(4) Bain & Company, "Customer Behavior and Loyalty in Retail Banking," 2015
(5) BankMobile has no existing branches..

79

AMERICANS ARE STRUGGLING AND NEED AN AFFORDABLE BANKING ALTERNATIVE

33% Of Americans Living pay check to pay check[1]

47% Do not have enough to pay for a $400 emergency[2]

20% Are saving nothing[3]

50% Are saving less than 5%[3]

BankMobile was formed to address these issues

(1) Source: Brookings "The Wealthy-Hand-to-Mouth," Spring 2014
(2) Source: Board of Governors of the Federal Reserve System "Report on the Economic Well-Being of U.S. Households in 2014"
(3) Source: Economic Policy Institute: "The State of American Retirement," March 3, 2016

80

Untapped exponential technologies ready to be used

- Internet of everything
- Sensors
- Artificial intelligence
- Machine learning
- Mobile internet
- Personal devices
- Blockchain
- Data analytics
- Robotics
- Biometrics



#
$ $

81

 Critical success factors    1. Unique and exponentially better customer acquisition strategy  82  2. Customer engagement and customer for life profitability strategy  3. Unique technology, contractual relationships, and Durbin create barriers to entry  4. Long-term profitability better than traditional banks

Critical success factors

1. Unique and exponentially better customer acquisition strategy

- Banks on average open ONLY 1 net new checking account per branch per week – very inefficient model

- Here is how BankMobile is operating today:
  - 1 in every 3 college students in the country go through our digital "branches"(1)
  - Through our student channel we are opening ~300,000 new checking accounts annually
  - We expect to open an additional 150K-500K or more new checking accounts each year through our White Label partnerships
  - BankMobile has an extremely low-cost customer acquisition cost at $19(2) versus $100 – $400 for traditional banks(2)

(1)Source: Company's internal sales database and estimated student market size
(2)See appendix for additional details

83

 2. Customer engagement and customer for life profitability strategy    Critical success factors  84

Critical success factors

Recent focus in the student / disbursement business

- Recovering from Department of Education Ban
  - Proactive carding ban dropped adoption rate to historical low of ~19%; this took away ~$20 million in non-interest revenues from BankMobile.
  - Through brand awareness, marketing campaigns, and product suite enhancements we have driven adoption up to 25% today
  - We plan to make the student business profitable by the end of 2019
- Record Sales Year in 2018 – Best year in the history of the company
  - Sold 56 new schools bringing in 570,793 new SSEs YTD
  - Expecting another ~120K by year end
  - This builds higher sales and higher revenues going forward
- Expanded Product Offering
  - Introduced savings account, interest bearing checking account, personal loans in Q2 and Q3 2018
  - Since May 2018, we have opened 85,663 savings accounts
- Eliminated over $100 million in bank fees for our student customers since we took over the business in 2016
- Product offering is easy to use, transparent, affordable, and creates an emotional connection

85

   Spent significantly in R&D, technology and product development for White LabelExpected to be a very customer friendly product offeringWe will have more to share later this year  86  Banking as a ServiceBesides student disbursements, our biggest focus over the last two years has been the development of “Banking as a Service” model  BaaS and T-Mobile  Critical success factors

Critical success factors

3. Unique technology, contractual relationships, & Durbin create barriers to entry

- Today, BankMobile has relationships with approximately 726 campuses that have approximately 5.7 million students
- Our patented disbursement process designed for higher ed; saving colleges millions of dollars
  - Disbursing ~$10 billion each year of which over $3 billion go into Vibe Checking Accounts
- Relationship with T-Mobile first signed LOI in Sept 2016
  - Building technology and product since that time
- In addition, we have built proprietary technology to support the roll out of a full service bank for our partners (“Bank as a Service”) with speed and cost efficiency
- Durbin makes is practically impossible for banks greater than $10 billion in assets to compete with us

87

 4. Long-term profitability better than traditional banks  ••••  2% or higher ROA which is significantly better than traditional banksUniqueness of Durbin – a significant competitive advantage that benefits our partners and our customersHigh volume and Low cost customer acquisition - $19 for BankMobile student business versus $100 – $400 for traditional banks A very unique offering to potentially attract millions of consumers for primary checking accounts and building potentially billions of no to very low cost stable deposits    Critical success factors  88

     STUDENT SEGMENT UPDATE  October 2018

College student segment

Every student on every campus we serve is exposed to our brand regardless if they choose our product or not.



18+

years of Disbursement Management



700+

campuses served



5M+

students served

- Help over 700+ colleges and university campuses across the U.S. deliver financial aid credit balances to students securely, efficiently, and in compliance with federal regulations.Uniqueness of Durbin – a significant competitive advantage that benefits our partners and our customers
- Industry leader with a better student experience and a better account, 1 in every 4 students choose our account through the refund selection process.

90

 BankMobile has unparalleled knowledge of the student segment    91  Source: BankMobile Internal Information(1) Organic deposits defined as non-financial aid refund deposits

 Market Leader with Diverse Customer Base and Exclusive, Long-Term Campus Relationships  Source: Company’s internal sales database and estimated student market size.Source: National Center for Education Statistics. “Enrollment and Employees in Postsecondary Institutions, Fall 2015; and Financial Statistics and Academic Libraries, Fiscal Year 2015”, February 2017.Based on disbursement client retention from 2010 through 2016 (includes HigherOne).    700+  92

   Revenue Generating transaction trends                                                        $489.57  $962.56  $0  $200  $400  $600  $800  $1,000  $1,200  01/01/2016 to09/30/2016  01/01/2018 to09/30/2018  Organic Deposits Per Transacting Account    97% increase                                                              $1,332.05  $1,368.81  $1,310  $1,320  $1,330  $1,340  $1,350  $1,360  $1,370  $1,380  01/01/2016 to09/30/2016  01/01/2018 to09/30/2018  Spending Per New Account (POS)    Organic deposits per transacting account has increased by 97% in 2018 when compared to same period in 2016. Point of sale spending among newer accounts shows a 3% increase in 2018 when compared to same time period in 2016.    3% increase      93

 76% of Existing Student Customers Surveyed Likely to Use BankMobile VIBE Post-Graduation    94

 Account Engagement    Of the accounts opened in 2018, 73.88% have made a transaction within the first 90 days from account opening. Overall, account retention among newer accounts is showing a positive trend  95

 VIBE’s Net Promoter Score (“NPS”) Dramatically Increased from One Account and Significantly Higher than Traditional Banks  How likely are you to recommend the BankMobile VIBE Account to a friend or colleague?                            26  52  0  13  25  38  50  63  Higher One Q4 2015  BankMobile Q4 2017                                        52  28  30  34  46  0  13  25  38  50  63  BankMobile  Citibank  Bank of America  J.P.MorganChase  American Express    Average U.S. Bank  Net Promoter Score    BankMobile NPS vs. Traditional Banks NPS    96

     “Bank as a Service” Model and our unique technology  October 2018

 White Label Partnerships    •  What do customers want?  -----  Ultimate convenience Market rates for depositsFaster and easy payment systemsPhysical locations to supplement mobile experience Reliable technology with strong UX      98

Bank as a service

- We believe that there is a significant opportunity to partner with businesses that desire to provide branded banking services "powered by BankMobile" to their customers
- We are focusing on Four Verticals for White Label Partnerships
  - Consumer products
  - Large employers (HR benefit)
  - Large member organizations (Labor unions)
  - Payroll processors

BankMobile Provides

- Fully branded digital bank
- Mobile banking app and Online interface
- Middleware integration
- Compliance / Risk expertise
- Customer service support
- Data analytics and reporting

Benefits to Partners

- Increase customer "stickiness"
- Rich data on customer
- Additional revenue stream

Benefits to BankMobile

- Low-Cost and High Volume Customer Acquisition
- Low cost deposits
- High margin business
- Potential for 2%+ ROA

99

Multi-vertical customer use cases

Acquiring customers through non-bank journeys



COLLEGES &
UNIVERSITIES
LOAN REFUNDS
STUDENT
INSTANT DEPOSIT
BANKMOBILE VIBE
STUDENT ACCOUNT
GRADUATION
UPGRADE
MULTIPLE VERTICALS
LABOR UNIONS
DUES
COLLECTION
HR/PAYROLL
DIRECT
DEPOSIT
TELECOM
PROMO
DEPOSIT
ECOMMERCE
CLOSED LOOP PAYMENT/
BEHAVIORAL OFFERS
CONSUMER
D2C ADVERTISTING
BANKMOBILE CONSUMER
ACCOUNT
B2B2C CUSTOMER
BRAND AFFINITY/
BUNDLED OFFERS
WHITE LABEL
BANK ACCOUNT

100

 Customer-centric technology platformModern “Bank as a Service” enabler    101

     3 Year Growth Goals  October 2018

BankMobile Three Year Growth Trajectory Goals

Student Banking

Growth Goals

- Expand the number of contracted schools
  - ➢ SSE Growth: 600,000+ per year
  - ➢ 98% Client Retention
- Increase adoption of BankMobile Vibe accounts
  - ➢ Adoption Rate: 27%
- Retain more BankMobile Vibe accounts
  - ➢ Retention Rate: 75%
- Enhance and extend products and services - Customer for Life Strategy
  - ➢ Credit Cards: Q4/18
  - ➢ Student Loan Refinancing: Q1/19
  - ➢ Auto Loans: Q2/19
- Annual Deposit Growth
  - ➢ 10% +
- Achieve Profitability in 2019

White Label Banking

Compelling Financial Opportunities

- Low-cost and high volume customer acquisition model
- Large Retail Store Networks
- Access to millions of customers
- Shared Interchange Revenues
- Interest Expense
  - ➢ Minimal
- Non-Interest Expense
  - ➢ Majority of development and customer service costs reimbursed by partners
- Fraud Losses
  - ➢ Shared with partners
- Conservative modeling in Base Case

Total BankMobile

Key Goals - Base Case

- Annual Deposit Growth
  - ➢ Greater than $500 million
- Fees/Revenues: 48%
- Efficiency Ratio
  - ➢ Trending down to 55%
- Return on Average Assets
  - ➢ 2.3%
  - ➢ Contributes 0.35 to CUBI ROAA growth

Sensitivity

- Increase of 0.5 White Label sign-ups per store PER WEEK
  - ➢ $ 148 Million Increased Annual Deposits
  - ➢ Contributes 0.11 to CUBI ROAA growth

Key Goals – Growth Case

- Annual Deposit Growth
  - ➢ Greater than $1 Billion
- Efficiency Ratio
  - ➢ Trending down to under 50%
- Return on Average Assets
  - ➢ 2.6%

103

Customer engagement and customer for life profitability strategy

Net Present Value of Net Revenue at 15% Discount Rate (Student Segment)

Historical baseline customer relationship	Customers for Life (checking account only)	Customers for Life utilizing multiple credit products
– Assumes average 2.8 yrs life[1] – – Average per annum revenue per account equals $78.9	– Assumes an additional 5 year customer life[2] – – Incremental revenue derived from increased relationship tenor and growth in deposit balances	– In addition to illustrative Customers for Life revenue, assumes incremental 25% or 50% adoption of additional credit products (Mortgage, Auto, Student and Credit Card lending products)[3], based on Fed data of average credit utilization for 25-35 year olds



($ in mm)
25% loan product adoption(4)
50% loan product adoption(4)
$182
$568
$386
$1,350
$782
$2,220
$870

Source: Federal Reserve State of Consumer Finance Chartbook 2016.

(1) Assumed on an assumed weighting of 40% in 4 yr schools, 60% in 2yr schools.
(2) Based on an increase in transaction account balances of 1.5x with a linear impact on revenues.
(3) Based on growth in median account balances. Assumed average yield on mortgage, auto, student and credit card loans of 4%, 4%, 7% and 10%, respectively. Assumes a cost of funds of 1.5%.
(4) Assumes 25% to 50% capture in the median growth of credit lending products based on national averages across all households.

104

     Where are we heading?  October 2018

Competition is increasing, yet we have strong barriers to entry

DISBURSEMENTS

Heartland
nelnet EDUCATION PLANNING & FINANCING
TouchNet SET THE CURVE
PNC
usbank
WELLS FARGO

MOBILE BANKING

Aspiration Do Well. Do Good.
chime
finn by CHASE
N26
Moven
Marcus: BY GOLDMAN SACHS
Revolut
VARO
zero

Version of BaaS

The Bancorp
fidor BANK
GObank
solarisBank
WebBank
wirecard
WSFS bank We Stand For Service
yantra

Some Limitations or Barriers to Entry

- Financial aid is highly regulated, resource-intensive
- DOE rules limit potential fee/revenue streams
- Long-Term contracts, high (98%) client retention
- Durbin Amendment limits profitability for later peers

- Need for BAAS partner or bank charter
- Up-front investment requires venture funding
- Large user base needed to reach profitability
- Compliance burden (eg: BSA, AML, KYC)
- Regulatory scrutiny of new or unfamiliar business models

- Banking charter required
- Regulatory uncertainty due to unproven model
- Risk due to potential liability for partner actions
- High and Ongoing Technological Investment Required
- Profitability of business – split with non-bank partner

106

 Goals for the Next 2-3 Years    ••••  107  Attracting over a million checking accounts per yearTop 5 bank in the country in terms of # of checking accounts Strong brand presence and perceived as a world-class digital bank Standalone ROAA in 2% range

     Appendix  October 2018

 Acquisition costs reflect BankMobile’s unique customer channels  110    Select current new checking account promotions  Colleges pay BankMobile for disbursement services, which further lowers customer acquisition cost to almost zero                                                  $400  $300  $200  $200  $200  $200  $150$100  $0  $100  $200  $300  $400  $500  Citizens  Bank of America  Citi  J.P. Morgan Chase  Fifth Third  Huntington  BB &T  Capit al One  Cost of Customer Acquisition    BankMobile Marginal Cost of Customer Acquisition  Series 1

     Putting it all togetherBob Ramsey, Director of Investor Relations and Strategic Planning  October 2018

Impacts on Q3 2018

A quick review of the Q3 financial impact of some of the items you have heard discussed today:

- $14.2M after tax loss on $495M of securities sold in the third quarter
- $ 0.9M after tax net gain on discontinuing cash flow hedge and equity security impairments
- In total, these notable items reduced Q3 net income by approximately $13.3 million and EPS by ~$0.41
- In the event that the Flagship deal is terminated, there may be additional related costs

Other Q3 trends:

- Our deposits grew by $1.2 billion
- Our NIM remained under pressure in Q3
  - We had strong deposit growth, but our deposit beta was approximately 100%
- We began to reduce the size of our balance sheet with the August securities sale (which sat in cash at September 30)
  - We ended Q3 with $10.62 billion in assets, and are below $10.2 billion today
- Credit trends are stable

112

What will CUBI Look Like in 3 Years?

Balance Sheet Statement

- We plan to stay under $10 billion in assets
- We are adding higher yielding consumer loans but will remain a business bank
  - Our business mix will be ~15% consumer / 85% business
  - Multifamily will end this year at or below $3.3 billion and trend lower
- We are focused on improving our balance sheet mix
  - Reduce higher cost institutional and municipal deposits and FHLB borrowings.
  - Increase core deposit funding
    - BankMobile expects to generate at least $500M per year in new core deposits

113

What will CUBI Look Like in 3 Years?  Capital Management is Now an Option  In 2019 and 2020 with a stable balance sheet and no dividend, every dollar earned will add to capital ratiosOur board will evaluate share repurchases when shares are undervaluedIn times of a stronger valuation, our board will evaluate calling preferred  Source: Company data and estimates  Series  Issue Date  Call Date  Amount ($M)  Rate  AnnualExpense ($M)  EPS Cost  Series C  3/18/2015  6/15/2020  $57.50  7.00%  $4.03  $0.13  Series D  1/29/2016  3/15/2021  $25.00  6.50%  $1.63  $0.05  Series E  4/28/2016  6/15/2021  $57.50  6.45%  $3.71  $0.12  Series F  9/16/2016  12/15/2021  $85.00  6.00%  $5.10  $0.16  Total:      $225.00  6.43%  $14.46  $0.45  *TCE is a non-GAAP measure, calculated as GAAP total shareholders equity less preferred stock and goodwill and other intangibles, divided by total assets less goodwill and other intangibles.All Q3 2018 ratios are estimates114            6.8%   0.5%  0.2% 7.5%    Q3 2018  Reduce Assets ~$700M  Q4 Retained Earnings  Q4 2018    We expect to exceed our TCE/TA* Capital Target by 50 bps by Q4 2018

 ProfitabilityWe expect to reach our NIM target of 2.75%+ by the end of 2019  Continued focus on efficiency and costsROA of 1.25% in 3-5 years, double digit ROTCE  NIM Trajectory  What will CUBI Look Like in 3 Years?  115

     Q&ASenior executive management  OCTOBER 2018

 117  Reconciliation of Non-GAAP Measures - Unaudited  Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our financial results, which we believe enhance an overall understanding of our performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP.The following tables present reconciliations of GAAP to Non-GAAP measures disclosed within this document.

 Reconciliation of Non-GAAP Measures - Unaudited  Tangible Common Equity to Tangible Assets - Consolidated Bancorp                                                        (dollars in thousands)  Q3 2018    Q2 2018    Q1 2018    Q4 2017    Q3 2017  GAAP - Total Shareholders' EquityReconciling Items: Preferred Stock  $ 956,846(217,471)    $ 936,227(217,471)    $ 919,088(217,471)    $ 920,964(217,471)    $ 910,642(217,471)  Goodwill and Other Intangibles  (16,825)    (17,150)    (17,477)    (16,295)    (16,604)  Tangible Common Equity  $ 722,550    $ 701,606    $ 684,140    $ 687,198    $ 676,567                      Total Assets Reconciling Items:Goodwill and Other Intangibles  $ 10,619,138(16,825)    $ 11,092,846(17,150)    $ 10,769,266(17,477)    $ 9,839,555(16,295)    $ 10,471,829(16,604)  Tangible Assets  $ 10,602,313    $ 11,075,696    $ 10,751,789    $ 9,823,260    $ 10,455,225                      Tangible Common Equity to Tangible Assets  6.82%    6.33%    6.36%    7.00%    6.47%  118

 Reconciliation of Non-GAAP Measures - Unaudited  Tangible Common Equity to Tangible Assets - Bank                                  (dollars in thousands)  Q3 2018    Q2 2018    Q1 2018    Q4 2017    Q3 2017  GAAP - Total Shareholders' EquityReconciling Items:Goodwill and Other Intangibles  $ 1,053,297(16,825)    $ 1,037,815(17,150)    $ 1,028,941(17,477)    $ 1,036,525(16,295)    $ 1,024,575(16,604)  Tangible Common Equity  $ 1,036,472    $ 1,020,665    $ 1,011,464    $ 1,020,230    $ 1,007,971                      Total Assets Reconciling Items:Goodwill and Other Intangibles  $ 10,617,577(16,825)    $ 11,088,756(17,150)    $ 10,756,824(17,477)    $ 9,833,071(16,295)    $ 10,465,588(16,604)  Tangible Assets  $ 10,600,752    $ 11,071,606    $ 10,739,347    $ 9,816,776    $ 10,448,984                      Tangible Common Equity to Tangible Assets  9.78%    9.22%    9.42%    10.39%    9.65%  119

 Reconciliation of Non-GAAP Measures - Unaudited                                          Tangible Book Value per Common Share(dollars in thousands, except per share data)  Q3 2018    Q4 2017    Q4 2016    Q4 2015    Q4 2014    Q4 2013    Q4 2012    Q4 2011    Q4 2010    Q4 2009  GAAP - Total Shareholders' EquityReconciling Items: Preferred Stock  $ 956,846(217,471)    $ 920,964(217,471)    $ 855,872(217,471)    $ 553,902(55,569)    $ 443,145-    $ 386,623-    $ 269,475-    $ 147,748-    $ 105,140-    $ 21,503-  Goodwill and Other Intangibles  (16,825)    (16,295)    (17,621)    (3,651)    (3,664)    (3,676)    (3,689)    (3,705)    -    -  Tangible Common Equity  $ 722,550    $ 687,198    $ 620,780    $ 494,682    $ 439,481    $ 382,947    $ 265,786    $ 144,043    $ 105,140    $ 21,503                                          Common shares outstanding  31,687,340    31,382,503    30,289,917    26,901,801    26,745,529    26,646,566    20,305,452    12,482,451    9,237,817    2,024,993  Tangible Book Value per Common Share  $ 22.80    $ 21.90    $ 20.49    $ 18.39    $ 16.43    $ 14.37    $ 13.09    $ 11.54    $ 11.38    $ 10.62  120

     Forward-Looking Statements  121  This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Forward- looking statements in this presentation include, among other matters, guidance for our financial performance, and our financial performance targets. Forward-looking statements reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts underlying such forward-looking statements will accurately reflect future conditions, or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates and forecasts underlying such forward-looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and known and unknown risks, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC. Our actual results may differ materially from those reflected in the forward-looking statements.This presentation provides certain preliminary estimated financial information for the three- and nine-month period ended September 30, 2018. This information reflects management’s estimates based upon information available to it as of the date of this presentation and is not a comprehensive statement of our financial results for the three- and nine-month period ended September 30, 2018. Our financial closing procedures for September 30, 2018 are not yet complete, and the information included in this presentation should not be considered a substitute for full unaudited financial statements for the three- and nine-month period ended September 30, 2018, once they become available and should not be regarded as a representation by us or our management as to our actual financial results. The preliminary estimated financial information included in this presentation is subject to change, and our actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates.In addition to the risks described under “Risk Factors” in our filings with the SEC, important factors to consider and evaluate with respect to our forward-looking statements include:  changes in external competitive market factors that might impact our results of operations;changes in laws and regulations, including without limitation changes in capital requirements under Basel III;changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;our ability to identify potential candidates for, and consummate, acquisition or investment transactions;the timing of acquisition, investment or disposition transactions;constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;local, regional and national economic conditions and events and the impact they may have on us and our customers;costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities;our ability to attract deposits and other sources of liquidity;changes in the financial performance and/or condition of our borrowers;changes in the level of non-performing and classified assets and charge-offs;changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;inflation, interest rate, securities market and monetary fluctuations;

     Forward-Looking Statements (Cont.)  122  timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the products and services being developed and introduced to the market by the BankMobile division of Customers Bank;changes in consumer spending, borrowing and saving habits;technological changes;our ability to increase market share and control expenses;continued volatility in the credit and equity markets and its effect on the general economy;effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;our ability to successfully implement our growth strategy, control expenses and maintain liquidity;Customers Bank's ability to pay dividends to Customers Bancorp;risks related to our proposed spin-off of BankMobile and merger of BankMobile into Flagship Community Bank, including:the possibility the transaction is terminated;uncertainty of timing of a spin/merge transaction if it is not terminated;our ability to successfully complete the transactions;the ability of Customers and Flagship Community Bank to meet all of the conditions to completion of the proposed transactions;  •  The ability of Customers to maintain the planned tax-free of the transaction while also complying with federal and state bank laws, regulations and requirements;the impact of an announcement of the proposed spin-off and merger on the value of our securities, our business and our relationship with employees and customers;risks relating to BankMobile, including:  our ability to maintain interchange income with the small issuer exemption to the Durbin amendment;our ability to manage our balance sheet under $10 billion by December 31, 2018 and thereafter;our ability to execute on our White Label strategy to grow demand deposits through strategic partnerships;material variances in the adoption rate of BankMobile's services by new studentsthe usage rate of BankMobile's services by current student customers compared to our expectations;

     Forward-Looking Statements (Cont.)  123  the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank, including mortgages and consumer loans, and the mix of products and services used;our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies;  •  our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student-oriented business activities, which result from seasonal factors related to the higher-education academic year;our ability to implement our strategy regarding BankMobile, including with respect to our intent to spin-off and merge or otherwise dispose of the BankMobile business in the future, depending upon market conditions and opportunities; andBankMobile's ability to successfully implement its growth strategy and control expenses. risks related to planned changes in our balance sheet, including:  our ability to reduce the size of our Multifamily loan portfolio;our ability to execute our digital distribution strategy; andour ability to manage the risk of change in our loan mix to include a greater proportion of consumer loans.You are cautioned not to place undue reliance on any forward-looking statements we make, which speak only as of the date they are made. We do not undertake any obligation to release publicly or otherwise provide any revisions to any forward-looking statements we may make, including any forward-looking financial information, to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law.This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.